(10)(a)         Independent Auditors' Consent


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement No. 333-93871 of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company on Form N-4 of our report dated February 23, 2001 relating to the financial statements and the related financial statement schedule of Northbrook Life Insurance Company, and our report dated March 16, 2001 relating to the financial statements of Northbrook Variable Annuity Account II, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Northbrook Variable Annuity Account II), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 13, 2001

(10)(b)         Consent of Foley & Lardner

                                   CONSENT OF
                                 FOLEY & LARDNER





     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account II (File No. 333-93871).


                                           /s/ FOLEY & LARDNER
                                           FOLEY & LARDNER

Washington, D.C.
April 12, 2001